SECURITIES AND EXCHANGE COMMISSION
UNITED STATES
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) January 31, 2008
PROXYMED, INC.
(Exact name of registrant as specified in its charter)

Florida	000-22052	65-0202059

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1854 Shackleford Court, Suite 200
Norcross, Georgia	30093-2924

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number including area code: (770)-806-9918
Not Applicable
(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230 .425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets
     On January 31, 2008, ProxyMed, Inc. d/b/a MedAvant Healthcare Solutions, a Florida corporation (the “Company”) completed the sale of its National Preferred Provider Network (“NPPN”) for approximately $23.5 million in cash to a subsidiary of Coalition America, Inc., a Georgia corporation (“CAI”). The sale was made pursuant to a Stock Purchase Agreement (the “Agreement”) between the Company, CAI and CCB Acquisition, LLC, a Delaware limited liability company and a subsidiary of CAI. The Agreement was previously filed as an exhibit to the Company’s Form 10-Q for the quarter ended on September 30, 2007.
     Pursuant to the terms of the Agreement, $3 million of the purchase price was placed in escrow and the purchase price is subject to a working capital adjustment. The transaction was structured as the sale of all of the equity interests in the following subsidiaries of the Company: Plan Vista Solutions, Inc. (f/k/a National Preferred Provider Network, Inc.), a New York corporation, National Network Services, LLC (f/k/a National Network Services, Inc.), a Delaware limited liability company, PlanVista Corporation (f/k/a HealthPlan Services Corporation), a Delaware corporation, Medical Resource, LLC, a Delaware limited liability company and National Provider Network, Inc., a Delaware corporation. These subsidiaries combine to comprise NPPN.
Item 8.01 Other Events
     On February 1, 2008, the Company issued a press release announcing that it had completed the sale of the business to CAI. The full text of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by this reference.
Item 9.01 Financial Statements and Exhibits
(b) Pro Forma Financial Information

UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL INFORMATION
ProxyMed, Inc., and Subsidiaries
General Information
     The following unaudited pro forma consolidated financial information sets forth the pro forma consolidated results of operations of the Company for the nine months ended September 30, 2007 and 2006 and the twelve months ended December 31, 2006, 2005 and 2004, and the pro forma consolidated financial position of the Company as of September 30, 2007.
     The unaudited pro forma consolidated results of operations for the nine months ended September 30, 2007 and 2006 and the twelve months ended December 31, 2006, 2005 and 2004 have been derived from the Company’s historical consolidated financial information and give effect to the following transaction as if it had occurred on January 1, 2004 (the earliest period presented). In addition, the unaudited pro forma consolidated balance sheet as of September 30, 2007 has been derived from the Company’s historical consolidated financial information and gives effect to the following transaction as if it had occurred on September 30, 2007:
•	Transaction — The sale of substantially all of the net assets of the Company’s Cost Containment Business to CAI in exchange for $23.5 million in cash. At closing, $3.0 million of the cash proceeds will be placed in escrow to cover possible indemnification claims, $4.0 million will be used to pay transaction costs and certain Cost Containment Business liabilities, and the remaining $16.5 million will be used to pay down a portion of the Company’s senior debt.
     The unaudited pro forma consolidated financial information has been prepared in accordance with Article 11 of Regulation S-X of the SEC and should be read in conjunction with the Company’s historical audited consolidated financial statements and unaudited interim consolidated financial statements.
     The unaudited pro forma consolidated financial information does not purport to represent what the Company’s consolidated results of operations or consolidated financial position would have been if this transaction had occurred on the date indicated and are not intended to project the Company’s consolidated results of operations or consolidated financial position for any future period or date.
     The unaudited pro forma adjustments are based on estimates and certain assumptions that the Company believes are reasonable. The unaudited consolidated pro forma adjustments and primary assumptions are described in the accompanying notes herein.

ProxyMed, Inc. and Subsidiaries
Pro Forma Consolidated Balance Sheet
As of September 30, 2007
(Unaudited)

	ProxyMed, Inc.	Cost
	Historical	Containment	Pro Forma		Pro Forma
	Consolidated(a)	Business(b)	Adjustments(c)		Consolidated
	(In thousands)
Cash and Cash Equivalents	$932	$66	$20,500	(1)	$932
			(20,500	)(2)
			66	(3)
Accounts Receivable Net	12,696	7,993			4,703
Note and Other Receivables	86	0			86
Inventory	571	0			571
Other Current Assets	1,378	266			1,112

Total Current Assets	15,663	8,325	66		7,404
Property and Equipment, Net	3,901	88			3,813
Goodwill, Net	11,870	8,176			3,694
Purchased Technology, Capitalized Software & Other Intangible Assets, Net	10,353	7,222			3,131
Other Assets	2,725	260	(1,193	)(4)	1,272

Total Assets	$44,512	$24,071	$(1,127)		$19,314

Accounts payable, accrued expenses and other current liabilities	11,918	2,150	(2,000	)(5)	7,768
Current Portion of Capital Leases	835	0			835
Notes Payable and Current Portion of Long-Term Debt	18,901	0	(16,500	)(6)	1,601
			(800	)(7)

Deferred Revenue	238	0			238
Income Taxes payable	412	0			412

Total Current Liabilities	32,304	2,150	(19,300)		10,854
Convertible Notes	13,137	0			13,137
Other Long-Term Debt	89	0	(89	)(7)	0
Long-Term Capital Leases	644	0			644
Long-Term Deferred Revenue and Other Long-Term Liabilities	380	0			380

Total Liabilities	46,554	2,150	(19,389)		25,015
Stockholders’ Equity
Preferred Stock	0				0
Common Stock	14	0			14
Additional Paid-In Capital	245,448	230,483	230,483	(8)	245,448
Retained Earnings (Deficit)	(247,504)	(208,562)	(230,483	)(8)	(251,163)
			66	(3)
			(1,200	)(9)
			(1,193	)(4)
			20,500	(1)
			89	(7)

Total Stockholder’s Equity	(2,042)	21,921	18,262		(5,701)
Total Liabilities and Stockholders’ Equity	$44,512	$24,071	$(1,127)		$19,314

See the accompanying notes to the unaudited pro forma consolidated financial information.

ProxyMed, Inc. and Subsidiaries
Pro Forma Consolidated
Statement of Operations
Nine Months Ended September 30, 2007
(Unaudited)

	ProxyMed, Inc	Cost
	Historical	Containment	Pro Forma		Pro Forma
	Consolidated (a)	Business (b)	Adjustments (c)		Consolidated
	(In thousands except for share and per share data)
Net Revenues:
Transaction fees, cost containment services and license fees	$36,382	$14,408			$21,974
Communication devices and other tangible goods	4,940	0			4,940

	41,322	14,408			26,914
Cost and expenses:
Cost of transaction fees, cost containment services and license fees, excluding depreciation and amortization	9,297	4,873			4,424
Cost of laboratory communication devices and other tangible goods, excluding depreciation and amortization	2,785	0			2,785
Selling, general and administrative expenses	31,287	9,959			21,328
Depreciation and amortization	4,613	1,517			3,096
Write-off of impaired assets	21,550	14,409			7,141
Other expense, net	0	0			0
(Gain)/Loss on disposal of assets	12	0			12
Litigation settlements	0	0			0

Total Expenses	69,544	30,758	0		38,786

Operating income (loss)	(28,222)	(16,350)	0		(11,872)
Other (Income), net	0	0			0
Interest expense, net	3,308	0	(2,632	)(1)	676

Income (loss) before income taxes	(31,530)	(16,350)	2,632		(12,548)
Provision for income taxes	0	0	0		0

Net Income (loss)	$(31,530)	$(16,350)	$2,632		$(12,548)

Basic and diluted weighted average shares outstanding	13,422,076	13,422,076	13,422,076		13,422,076
Basic and diluted loss per share	$(2.35)	$(1.22)	$0.20		$(0.93)

See the accompanying notes to the unaudited pro forma consolidated financial information.

ProxyMed, Inc. and Subsidiaries
Pro Forma Consolidated
Statement of Operations
Nine Months Ended September 30, 2006
(Unaudited)

	ProxyMed, Inc
	Historical	Cost Containment	Pro Forma		Pro Forma
	Consolidated (a)	Business (b)	Adjustments (c)		Consolidated
	(In thousands except for share and per share data)
Net Revenues:
Transaction fees, cost containment services and license fees	$42,842	$18,272			$24,570
Communication devices and other tangible goods	6,773	0			6,773

	49,615	18,272			31,343

Cost and expenses:
Cost of transaction fees, cost containment services and license fees, excluding depreciation and amortization	10,873	5,382			5,491
Cost of laboratory communication devices and other tangible goods, excluding depreciation and amortization	4,027	0			4,027
Selling, general and administrative expenses	31,930	8,733			23,197
Depreciation and amortization	5,554	2,208			3,346
Write-off of impaired assets	0	0			0
Other expense, net	0	0			0
(Gain)/Loss on disposal of assets	0	0			0
Litigation settlements	0	0			0

Total Expenses	52,384	16,323	0		36,061

Operating income (loss)	(2,769)	1,949	0		(4,718)
Other (Income), net	0	0			0
Interest expense, net	2,239	0	(1,563	)(1)	676

Income (loss) before income taxes	(5,008)	1,949	1,563		(5,394)
Provision for income taxes	0	760	760	(2)	0

Net Income (loss)	$(5,008)	$1,189	$803		$(5,394)

Basic and diluted weighted average shares outstanding	13,206,994	13,206,994	13,206,994		13,206,994
Basic and diluted loss per share	$(0.38)	$0.09	$0.06		$(0.41)

See the accompanying notes to the unaudited pro forma consolidated financial information.

ProxyMed, Inc. and Subsidiaries
Pro Forma Consolidated
Statement of Operations
Twelve Months Ended December 31, 2006
(Unaudited)

	ProxyMed, Inc
	Historical	Cost Containment	Pro Forma		Pro Forma
	Consolidated (a)	Business (b)	Adjustments (c)		Consolidated
	(In thousands except for share and per share data)
Net Revenues:
Transaction fees, cost containment services and license fees	$56,240	$23,886			$32,354
Communication devices and other tangible goods	9,222	0			9,222

	65,462	23,886			41,576

Cost and expenses:
Cost of transaction fees, cost containment services and license fees, excluding depreciation and amortization	13,944	6,869			7,075
Cost of laboratory communication devices and other tangible goods, excluding depreciation and amortization	5,389	0			5,389
Selling, general and administrative expenses	41,787	11,830			29,957
Depreciation and amortization	7,379	2,919			4,460
Write-off of impaired assets	0	0			0
Other expense, net	0	0			0
(Gain)/Loss on disposal of assets	12	(7)			19
Litigation settlements	321	0			321

Total Expenses	68,832	21,611	0		47,221

Operating income (loss)	(3,370)	2,275	0		(5,645)
Other (Income), net	0	0			0
Interest expense, net	3,240	0	(2,340	)(1)	900
Income (loss) before income taxes	(6,610)	2,275	2,340		(6,545)
Provision for income taxes	0	887	887	(2)	0

Net Income (loss)	$(6,610)	$1,388	$1,453		$(6,545)

Basic and diluted weighted average shares outstanding	13,207,789	13,207,789	13,207,789		13,207,789
Basic and diluted loss per share	$(0.50)	$0.11	$0.11		$(0.50)

See the accompanying notes to the unaudited pro forma consolidated financial information.

ProxyMed, Inc. and Subsidiaries

Pro Forma Consolidated
Statement of Operations
Twelve Months Ended December 31, 2005
(Unaudited)

	ProxyMed, Inc
	Historical	Cost Containment	Pro Forma		Pro Forma
	Consolidated (a)	Business (b)	Adjustments (c)		Consolidated
	(In thousands except for share and per share data)
Net Revenues:
Transaction fees, cost containment services and license fees	$67,909	$27,943			$39,966
Communication devices and other tangible goods	9,610	0			9,610

	77,519	27,943			49,576

Cost and expenses:
Cost of transaction fees, cost containment services and license fees, excluding depreciation and amortization	20,674	10,265			10,409
Cost of laboratory communication devices and other tangible goods, excluding depreciation and amortization	6,150	0			6,150
Selling, general and administrative expenses	47,962	12,826			35,136
Depreciation and amortization	9,305	4,421			4,884
Write-off of impaired assets	96,416	70,313			26,103
Other expense, net	0	0			0
(Gain)/Loss on disposal of assets	14	0			14
Litigation settlements	175	175			0

Total Expenses	180,696	98,000	0		82,696

Operating income (loss)	(103,177)	(70,057)	0		(33,120)
Other (Income), net	(1)	0			(1)
Interest expense, net	2,118)	0	(1,218	)(1)	900
Income (loss) before income taxes	(105,294)	(70,057)	1,218		(34,019)
Provision for income taxes	0	0			0

Net Income (loss)	$(105,294)	$(70,057)	$1,218		$(34,019)

Basic and diluted weighted average shares outstanding	12,707,695	12,707,695	12,707,695		12,707,695
Basic and diluted loss per share	$(8.29)	$(5.51)	$0.10		$(2.68)

See the accompanying notes to the unaudited pro forma consolidated financial information.

ProxyMed, Inc. and Subsidiaries
Pro Forma Consolidated
Statement of Operations
Twelve Months Ended December 31, 2004
(Unaudited)

	ProxyMed, Inc
	Historical	Cost Containment	Pro Forma		Pro Forma
	Consolidated (a)	Business (b)	Adjustments (c)		Consolidated
	(In thousands except for share and per share data)
Net Revenues:
Transaction fees, cost containment services and license fees	$73,538	26,913			$46,625
Communication devices and other tangible goods	16,708	0			16,708

	90,246	26,913			63,333
Cost and expenses:
Cost of transaction fees, cost containment services and license fees, excluding depreciation and amortization	22,626	8,788			13,838
Cost of laboratory communication devices and other tangible goods, excluding depreciation and amortization	11,586	0			11,586
Selling, general and administrative expenses	48,023	10,967			37,056
Depreciation and amortization	9,763	4,123			5,640
Write-off of impaired assets	0	0			0
Other expense, net	0	0			0
(Gain)/Loss on disposal of assets	47	0			47
Litigation settlements	175	175			0

Total Expenses	92,220	24,053	0		68,167

Operating income (loss)	(1,974)	2,860	0		(4,834)
Other (Income), net	(134)	0			(134)
Interest expense, net	1,920	0	(1,020	)(1)	900
Income (loss) before income taxes	(3,760)	2,860	1,020		(5,600)
Provision for income taxes	40	1,115	1,115	(2)	40

Net Income (loss)	$(3,800)	1,745	$(95)		$(5,640)

Basic and diluted weighted average shares outstanding	11,617,601	11,617,601	11,617,601		11,617,601
Basic and diluted loss per share	$(0.33)	0.15	$(0.01)		$(0.49)

See the accompanying notes to the unaudited pro forma consolidated financial information.

ProxyMed, Inc. and Subsidiaries
Notes to Unaudited Pro Forma Consolidated Financial Information
I. Adjustments to unaudited pro forma consolidated balance sheet
(a) ProxyMed, Inc.
     Represents the historical unaudited consolidated balance sheet as of September 30, 2007 as reported in the Company’s Form 10-Q for the quarter ended September 30, 2007.
(b) Cost Containment Business
     Represents the elimination of the Cost Containment Business’ assets and liabilities, as reflected in the historical consolidated balance sheet of the Company as of September 30, 2007.
     The Cost Containment Business’ historical financial position is included within the Company’s Transaction Services segment for financial reporting purposes. However, the Company does maintain a separate balance sheet and subsidiary ledger for the Cost Containment Business, and the corresponding assets and liabilities of the Cost Containment Business have been allocated based on the Cost Containment Business’ subsidiary ledger and the corresponding assets and liabilities being sold. In addition, certain liabilities, such as revolving debt and other senior debt, have been transacted through the corporate accounts of the Company and therefore have not historically been reflected in the Cost Containment Business. As such, for purposes of the Cost Containment Business balance sheet, corporate debt was allocated to the Cost Containment Business on the basis of total assets of the Cost Containment Business compared to total consolidated assets.
(c) Pro Forma Adjustments
     1) At the close of the transaction, the Company will receive net proceeds of $20.5 million after the placement of $3.0 million in escrow to cover possible indemnification claims that may arise from this transaction.
     2) Represents the pay down of the Company’s senior debt, a term note related to the Cost Containment Business, certain Cost Containment Business accounts payables and transaction costs, as further described below.
     3) The Company will retain the Cost Containment Business’ cash balances at closing.
     4) This amount reflects the write off of deferred financing costs as a result of the pay down of $16.5 million of the Company’s senior debt and was estimated based on the percentage of senior debt being paid down at closing.
     5) Approximately $2.0 million of the cash proceeds will be used to pay certain accounts payable over approximately 45 days outstanding and attributable to the Cost Containment Business at closing.

ProxyMed, Inc. and Subsidiaries
Notes to Unaudited Pro Forma Consolidated Financial Information — (Continued)
     6) Approximately $16.5 million of the cash proceeds will be used to pay down a portion of the Company’s senior debt at closing.
     7) Approximately $0.9 million of the cash proceeds will be used to extinguish a Cost Containment Business note payable at closing.
     8) This amount reflects the elimination of the paid in capital and accumulated deficit related to the Company’s investment in the Cost Containment Business.
     9) Approximately $1.2 million of the cash proceeds will be used to pay transaction costs to outside advisors at closing.
II. Adjustments to unaudited pro forma consolidated statements of operations
(a) ProxyMed, Inc.
     Represents the historical unaudited consolidated statement of operations for the nine months ended September 30, 2007 and September 30, 2006, and the years ended December 31, 2006, 2005, and 2004, as reported in the Company’s Form 10-Q for the quarter ended September 30, 2007 and Form 10-K for the year ended December 31, 2006.
(b) Cost Containment Business
     Represents the elimination of Cost Containment Business’ revenues and expenses as reflected in the historical consolidated statement of operations of the Company for the nine months ended September 30, 2007, and September 30, 2006, and the years ended December 31, 2006, 2005, and 2004. The Cost Containment Business’ 2004 revenues and expenses represent only 10 months of operating results (March 2, 2004 through December 31, 2004) because the Company acquired the operations of the Cost Containment Business through its acquisition of PlanVista on March 2, 2004.
     The Cost Containment Business’ historical financial results are reported as part of the Company’s Transaction Services segment for financial reporting purposes. However, the Company does maintain a separate income statement and subsidiary ledger for the Cost Containment Business, and the corresponding operating revenues and expenses of the Cost Containment Business have been allocated based on the Cost Containment Business’ subsidiary ledger. In addition, certain expenses, including certain payroll, share-based compensation, professional fees, insurance, and other corporate overhead, have been transacted through the corporate accounts of the Company and therefore have not historically been reflected in the Cost Containment Business. As such, for purposes of the Cost Containment Business balance sheet, these expenses were allocated to the Cost Containment Business statement of operations as follows:
     a) Payroll, share based-compensation, professional fees and insurance — allocated based on Cost Containment Business revenue as a percentage of consolidated revenue.
     b) Other corporate overhead — allocated primarily based on Cost Containment Business headcount as a percentage to total consolidated headcount.

ProxyMed, Inc. and Subsidiaries
Notes to Unaudited Pro Forma Consolidated Financial Information — (Continued)
     c) Provision for income taxes have been estimated based on the historical statutory tax rate of 39% for the periods presented, where applicable.
c) Pro forma adjustments
     1) Represents adjustment to reflect interest and loan amortization expense after the payment of approximately $16.5 million of the Company’s senior debt and approximately $0.8 million of a Cost Containment Business note payable for the periods presented.
     The following table reflects the assumed interest rate and amounts of borrowings the pro forma interest expense calculation is based on and the pro-forma deferred loan amortization costs for each nine and twelve month period presented:

ProxyMed, Inc. and Subsidiaries
Notes to Unaudited Pro Forma Consolidated Financial Information — (Continued)

			Pro-forma interest	Pro-forma interest
		Amount of	expense — nine	expense — twelve
Interest expense (in thousands)	Total rate	borrowing	month periods	month periods
Senior debt	10.0%	$1,690	$127	$169
Convertible debt	4.0%	$13,137	$394	$525
Other	7.0%	$1,479	$78	$104

Total interest expense			$599	$798

Amortization of deferred financing costs (in thousands)

Senior debt			$77	$102

Total amortization of deferred financing costs			$77	$102

Total interest expense and amortization of deferred financing costs			$676	$900

	ProxyMed, Inc. Historical
Interest and amortization expense (in thousands)	Consolidated	Pro forma Adjustment
Nine months ended September 30, 2007	$3,308	$2,632
Nine months ended September 30, 2006	$2,239	$1,563
Twelve months ended December 31, 2006	$3,240	$2,340
Twelve months ended December 31, 2005	$2,118	$1,218
Twelve months ended December 31, 2006	$1,920	$1,020
     2) Provision for income tax is eliminated due to a remaining net loss after the elimination of the Cost Containment Business and the pro forma adjustments.

(d) Exhibits:

Exhibit No.	Description

99.1	Press Release dated February 1, 2008

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ProxyMed, Inc. (registrant)
February 5, 2008	By:	/s/ John G. Lettko
John G. Lettko, President
and Chief Executive Officer